                                                                    EXHIBIT 10.2

                  This CONTRIBUTION AGREEMENT (this "AGREEMENT"), is entered into as of August 2, 2001, by and among Park Hampton Holdings LLC, a Delaware limited liability company ("HOLDINGS"), Pengo Securities Corp., a Delaware corporation ("PENGO"), Smith Energy Partnership, a New York general partnership ("SEP"), Randall D. Smith, Jeffrey A. Smith, JWA Investments IV LLC, Arthur J. Pasmas, Thomas J. Trzanowski (collectively, the "SMITH INDIVIDUALS") and Hampton Investments LLC, a Delaware limited liability company (the "COMPANY").

                  WHEREAS, Holdings wishes to contribute $1,000 in cash to the Company, and the Company wishes to accept such sum, in exchange for certain membership interests in the Company;

                  WHEREAS, each of Pengo, SEP and the Smith Individuals (collectively, the "Stockholders") owns shares of common stock, par value $0.01 per share, of Inland Resources Inc. (the "INLAND SHARES"), including the Inland Shares set forth on Schedule A; and

                  WHEREAS, the Stockholders wish to contribute to the Company, and the Company wishes to accept, all of the Stockholders' respective Inland Shares in exchange for certain membership interests in the Company.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree as follows:

                  1. CONTRIBUTION. Upon the terms and subject to the conditions set forth in this Agreement, effective as of the date hereof:

                  (a) Holdings hereby contributes and pays to the Company, as a capital contribution to the Company, cash in the amount of One Thousand Dollars ($1,000) in exchange for the membership interest in the Company set forth opposite the name of Holdings on Schedule B; and

                  (b) each of the Stockholders hereby assigns, conveys, transfers and delivers, as a capital contribution to the Company, all of its right, title and interest in and to the Inland Shares owned by such Stockholder (as set out in Schedule A and any other Inland Shares that may be owned by such Stockholder) in exchange for the membership interest in the Company set forth against such Stockholder's name in Schedule B.

                  2. DELIVERY OF SHARE CERTIFICATES. Each of the Stockholders hereby agrees to promptly deliver to the Company, or its designee, certificates representing such Stockholder's Inland Shares, duly endorsed in blank or accompanied by appropriate instruments of transfer duly endorsed in blank, together with any other documents that are necessary for the Company, or its designee, to acquire record ownership of such Inland Shares.

                  3. FURTHER ASSURANCES. Each party hereto shall execute, deliver, file and record, or cause to be executed, delivered, filed and recorded, such further agreements, instruments and other documents, and take, or cause to be taken, such further actions, as any other party hereto may reasonably request as being necessary or advisable to effect or evidence the transactions contemplated by this Agreement.

                  4.       MISCELLANEOUS.

                  (a) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  (b) This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provisions or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than the State of Delaware.

                  (c) This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each party hereto as of the date first above written.


                                   PARK HAMPTON HOLDINGS LLC


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                   Name:    Steven R. Kamen
                                   Title:   Senior Vice President

                                   c/o Smith Management Company, Inc.
                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   PENGO SECURITIES CORP.


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                   Name:    Steven R. Kamen
                                   Title:   Senior Vice President

                                   c/o Smith Management Company, Inc.
                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   SMITH ENERGY PARTNERSHIP

                                   By: Smith Management LLC, its General Partner


                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                   Name:    Steven R. Kamen
                                   Title:   Senior Vice President

                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   /s/ Randall D. Smith
                                   --------------------------------------------
                                   RANDALL D. SMITH

                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022

                                   /s/ Jeffrey A. Smith
                                   --------------------------------------------
                                   JEFFREY A. SMITH

                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   JWA INVESTMENTS IV LLC

                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                   Name:    Steven R. Kamen
                                   Title:   Senior Vice President

                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   /s/ Arthur J. Pasmas
                                   --------------------------------------------
                                   ARTHUR J. PASMAS

                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   /s/ Thomas J. Trzanowski
                                   --------------------------------------------
                                   THOMAS J. TRZANOWSKI

                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022


                                   HAMPTON INVESTMENTS LLC

                                   By:  JWA Investments IV, LLC,
                                        its managing member

                                   By:  /s/ Steven R. Kamen
                                        ---------------------------------------
                                   Name:    Steven R. Kamen
                                   Title:   Senior Vice President

                                   c/o Smith Management LLC
                                   885 Third Avenue, 34th Floor,
                                   New York, New York 10022

                                   SCHEDULE A
                                   ----------


STOCKHOLDER                                     NUMBER OF INLAND SHARES
-----------                                     -----------------------

Pengo Securities Corp.                                   402,927

Randall D. Smith                                          87,441

Jeffrey A. Smith                                          16,374

JWA Investments IV LLC                                    16,374

Arthur J. Pasmas                                          21,560

Thomas J. Trzanowski                                      10,800

Smith Energy Partnership                                  15,222

                                   SCHEDULE B
                                   ----------


MEMBER                                         MEMBERSHIP INTERESTS TO BE ISSUED
------                                         ---------------------------------

Park Hampton Holdings LLC                      1,779,725 Class A interests

Pengo Securities Corp.                         402,927 Class B interests

Randall D. Smith                               87,441 Class B interests

Jeffrey A. Smith                               16,374 Class B interests

JWA Investments IV LLC                         16,374 Class B interests

Arthur J. Pasmas                               21,560 Class B interests

Thomas J. Trzanowski                           10,800 Class B interests

Smith Energy Partnership                       15,222 Class B interests